EXHIBIT 1.1

Execution Copy

11,842,504 Shares

BOYD GAMING CORPORATION

Common Stock ($0.01 Par Value)

UNDERWRITING AGREEMENT

dated August 1, 2006

by and among

MICHAEL J. GAUGHAN

AND

BOYD GAMING CORPORATION

AND

DEUTSCHE BANK SECURITIES INC.

LEHMAN BROTHERS INC.

UNDERWRITING AGREEMENT

August 1, 2006

Deutsche Bank Securities Inc.

Lehman Brothers Inc.

As Representatives of the several

Underwriters named in Schedule A attached hereto,

c/o Deutsche Bank Securities Inc.

60 Wall Street

New York, NY 10005

Ladies and Gentlemen:

Michael J. Gaughan (the “Selling Stockholder”), a stockholder of Boyd Gaming Corporation, a Nevada corporation (the “Company”), proposes to sell to the several underwriters named in Schedule A (the “Underwriters”) 11,842,504 shares (the “Firm Stock”) of common stock, par value $0.01 per share of the Company (the “Common Stock”), subject to the terms and conditions set forth in this Underwriting Agreement (this “Agreement”). In addition, the Selling Stockholder proposes to grant to the Underwriters an option to purchase up to 500,000 shares of Common Stock on the terms set forth in Section 3 (the “Option Stock”). The Firm Stock and the Option Stock, if purchased, are hereinafter collectively called the “Stock.” Deutsche Bank Securities Inc. and Lehman Brothers Inc. have agreed to act as representatives of the several Underwriters (in such capacity, the “Representatives”) in connection with the offering and sale of the Stock. This is to confirm the agreement among the Company, the Selling Stockholder and the Underwriters concerning the purchase of the Stock from the Selling Stockholder by the Underwriters.

SECTION 1. Representations and Warranties of the Company. The Company hereby represents, warrants and covenants to each Underwriter as follows:

(a) The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement as defined in Rule 405 of the Securities Act (as defined below) on Form S-3 (File No. 333-130404), which contains a base prospectus (the “Base Prospectus”), to be used in connection with the public offering and sale of the Stock. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it was declared or is deemed effective by the Commission for purposes of Section 11 of the Securities Act of 1933 and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), as such section applies to the Underwriters, including any required information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B under the Securities Act or the Securities Exchange Act of

1934 and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), is called the “Registration Statement.” Any preliminary prospectus supplement to the Base Prospectus that describes the Stock and the offering thereof and is used prior to filing of the final prospectus is called, together with the Base Prospectus, a “preliminary prospectus.” The term “Prospectus” shall mean the Base Prospectus together with the final prospectus supplement relating to the Stock that is first filed pursuant to Rule 424(b) after the date and time that this Agreement is executed and delivered by the parties hereto (the “Execution Time”). Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act; any reference to any amendment or supplement to any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such preliminary prospectus or Prospectus, as the case may be, under the Exchange Act, and incorporated by reference in such preliminary prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement.

(b) Compliance with Registration Requirements. The Registration Statement became effective upon filing with the Commission under the Securities Act. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the Commission.

Each preliminary prospectus and the Prospectus when filed complied or will comply in all material respects with the Securities Act and the rules thereunder and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was or will be identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Stock. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective and at the date hereof, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date, at the time of any filing pursuant to Rule 424(b) under the Securities Act and at any Closing Date (as defined herein), will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by the Representatives consists of the information described as such in Section 9(c) hereof. There is no contract or other document required to be described in the Prospectus or to be filed as an exhibit to the Registration Statement that has not been described or filed as required.

The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable. Any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable.

(c) Disclosure Package. The term “Disclosure Package” shall mean (i) the Base Prospectus as supplemented by the preliminary prospectus supplement dated July 31, 2006 relating to the Stock and filed by the Company with the Commission under Rule 424(b) of the Securities Act on such date, together with the public offering price of $33.75 per share of Stock, (ii) the issuer free writing prospectuses as defined in Rule 433 of the Securities Act, if any, identified in Schedule B hereto and (iii) any other free writing prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package. As of 8:00 p.m. (Eastern time) on the date of this Agreement (the “Initial Sale Time”), the Disclosure Package did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9(c) hereof.

(d) Company Not Ineligible Issuer. (i) At the earliest time after the filing of the Registration Statement relating to the Stock that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act) and (ii) as of the date of the execution and delivery of this Agreement (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an Ineligible Issuer (as defined in Rule 405 of the Securities Act), without taking account of any determination by the Commission pursuant to Rule 405 of the Securities Act that it is not necessary that the Company be considered an Ineligible Issuer.

(e) Issuer Free Writing Prospectuses. Each issuer free writing prospectus, as defined in Rule 433 of the Securities Act (each, an “Issuer Free Writing Prospectus”), does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated by reference therein that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof.

(f) Accuracy of Statements in Prospectus. The statements contained in Exhibit 99.1 of the Company’s Form 10-K for the year ended December 31, 2005, under the caption “Governmental Gaming Regulation,” and incorporated by reference in each of the Disclosure Package and the Prospectus, as such statements may be supplemented, amended or modified by disclosure in each of the Disclosure Package and the Prospectus, insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

(g) Distribution of Offering Material By the Company. The Company has not distributed and will not distribute, prior to the later of any Closing Date and the completion of the Underwriters’ distribution of the Stock, any offering material in connection with the offering and sale of the Stock other than a preliminary prospectus, the Prospectus, any Issuer Free Writing Prospectus reviewed and consented to by the Representatives or included in Schedule B hereto or the Registration Statement.

(h) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, moratorium or other laws affecting creditors’ rights generally from time to time in effect, and to equitable principles which may limit the right to obtain the remedy of specific performance or other injunctive relief).

(i) No Integration. The Company has not sold or issued any securities that would be integrated with the offering of the Stock contemplated by this Agreement pursuant to the Securities Act or the rules and regulations or the interpretations of the Commission.

(j) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been duly waived.

(k) No Material Adverse Change. Since the respective dates as of which information is given in the Disclosure Package and the Prospectus, other than as set forth in the Disclosure Package and the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition (financial or otherwise), earnings, business, or operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Change”), (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

(l) Independent Accountants. Deloitte & Touche LLP, who has expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related note thereto) and supporting schedules filed with the Commission as a part of the Registration Statement and included in the Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Company, as required by the Securities Act and the Exchange Act.

(m) Preparation of the Company Financial Statements. The historical financial statements, together with related schedules and notes forming part of the Disclosure Package and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries, on the basis stated in the Disclosure Package and the Prospectus at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the selected consolidated financial data set forth in the Disclosure Package and the Prospectus (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company. No other financial statements or supporting schedules are required to be included or incorporated by reference in the Disclosure Package or the Prospectus. The unaudited pro forma condensed financial statements of the Company and its subsidiaries, and the related notes thereto incorporated by reference in each of the preliminary prospectus, the Prospectus and the Registration Statement present fairly the information contained therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statement and have been properly presented on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

(n) Ratio of Earnings to Fixed Charges. The Company’s ratios of earnings to fixed charges set forth in the Base Prospectus under the caption “Ratio of Earnings to Fixed Charges” and in Exhibit 12 to the Registration Statement have been calculated in compliance with Item 503(d) of Regulation S-K (as it relates to debt securities) under the Securities Act.

(o) Incorporation and Good Standing of the Company and its Subsidiaries. Each of (i) the Company, (ii) all the Company’s subsidiaries identified on Schedule C hereto (the “Significant Subsidiaries”), (iii) Marina District Development Company, LLC and (iv) Marina District Development Holding Co., LLC, has been duly incorporated or organized, as applicable, and is validly existing as a corporation, limited liability company or partnership, as applicable, in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable, and has the corporate, limited liability company or partnership, as applicable, power and authority (x) to carry on its business as described in the Disclosure Package and the Prospectus, (y) to own, lease and operate its properties and (z) in the case of the Company, to enter into and perform its obligations under this Agreement. Each of (i) the Company (ii) the Significant Subsidiaries, (iii) Marina District Development Company, LLC and (iv) Marina District Development Holding Co., LLC is duly qualified and is in good standing as a foreign corporation, limited liability company or partnership, as applicable, authorized to do business in each jurisdiction in which the nature of its business or its ownership, leasing or operation of property require such qualification, except for where the failure to be so qualified or to be in good standing would not result in a Material Adverse Change.

The entities listed on Schedule C hereto are the only “significant subsidiaries” (as defined in Rule 1-02(w) of Regulation S-X promulgated under the Securities Act) that are currently conducting business, direct or indirect, of the Company. All of the outstanding shares of capital stock, membership interests or partnership interests, as applicable, of each of the Company’s Significant Subsidiaries have been duly authorized and validly issued and, with respect to subsidiaries which are corporations, such outstanding shares of capital stock are fully paid and non-assessable, and are owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim (each, a “Lien”). The Company’s 50% membership interests in Marina District Development Company, LLC and Marina District Development Holding Co., LLC have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, indirectly through Boyd Atlantic City, Inc, its wholly-owned subsidiary, free and clear of any Lien.

(p) Capital Stock Matters. All issued and outstanding shares of the Company’s common stock, par value $0.01 per share, including the Stock, have been duly authorized and validly issued, are fully paid and non-assessable, were not issued in violation of, and are not subject to, any preemptive or similar rights other than those which have been waived. The Company has an authorized capitalization as set forth in each of the Disclosure Package, the preliminary prospectus and the Prospectus and the Stock conforms to the description thereof contained in the Base Prospectus.

(q) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is (i) in violation of its respective charter, by-laws, or other similar formation or organizational documents, (ii) in default (or, with the giving of notice or lapse of time, would be in default) in the performance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, loan or credit agreement, deed of trust, note, contract, franchise, lease or other agreement, obligation, condition, covenant or instrument (each, an “Existing Instrument”) that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound or (iii) in violation of any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except for such violation or default which, individually or in the aggregate, would not result in a Material Adverse Change. The execution, delivery and performance of (i) this Agreement, (ii) the Escrow Agreement (as defined below), (iii) that certain Agreement regarding Substitution of Collateral and Lien Releases entered into as of July 25, 2006 by and among the Company, Bank of America, N.A., the Selling Stockholder and Martha P. Gaughan, as amended (the “Collateral Substitution Agreement”) and (iv) that certain Stock Purchase Agreement dated as of August 1, 2006 between the Selling Stockholder and the Company, as amended (the “Stock Purchase Agreement”), by the Company, compliance by the Company with all provisions hereof and the consummation of the transactions contemplated hereby will not (u) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except (A) such as have been obtained from Gaming Authorities (as defined herein) or as disclosed in the Disclosure Package and the Prospectus and (B) such as have been obtained or made by the Company and are in full force and effect under the Securities Act, applicable state securities or Blue Sky laws of the various states and from the NASD), (v) conflict with or constitute a breach of any of the terms or provisions of, or a default (or, with the giving of notice or lapse of time, would be in default) under, any Existing Instrument, (w) conflict with or violate any of the provisions of the charter, by-laws or other similar formation or organizational documents of the Company or any of its subsidiaries, (x) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property,

(y) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, or (z) result in the termination, suspension or revocation of any Authorization (as defined herein) of the Company or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization; except, in the case of clauses (u), (v), (x), (y) and (z), for any such conflict, breach, default, Lien, termination or failure to obtain such consent, approval or authorization which, individually or in the aggregate, would not result in a Material Adverse Change.

(r) No Material Actions or Proceedings. Except as otherwise disclosed in the Disclosure Package and the Prospectus, there are no legal or governmental actions, suits or proceedings pending, or to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is or, to the knowledge of the Company, could be a party or to which any of their respective property is or could be subject, which could likely result, singly or in the aggregate, in a Material Adverse Change.

(s) Labor Matters. Except as otherwise disclosed in the Disclosure Package and the Prospectus, there is no (i) significant unfair labor practice complaint, grievance or arbitration proceeding pending or threatened against the Company or any of its subsidiaries before the National Labor Relations Board or any state or local labor relations board, (ii) strike, labor dispute, slowdown or stoppage pending or threatened against the Company or any of its subsidiaries or (iii) union representation question existing with respect to the employees of the Company or any of its subsidiaries, except for such as which, singly or in the aggregate, would not result in a Material Adverse Change. Except as otherwise disclosed in the Disclosure Package and the Prospectus, to the knowledge of the Company, no official collective bargaining organizing activities are taking place with respect to the Company or any of its subsidiaries which, if successful, would in the aggregate result in a Material Adverse Change.

(t) All Necessary Permits, etc. Each of the Company and its subsidiaries possesses such licenses, certificates, authorizations, approvals, franchises, permits or other rights (including all building permits and all authorizations from the Nevada Gaming Commission, the Nevada State Gaming Control Board, the Louisiana Gaming Control Board, the Louisiana State Racing Commission, the Mississippi Gaming Commission, the Illinois Gaming Board, the New Jersey Casino Control Commission, the Indiana Gaming Commission and any other agency which has, or may at any time have, jurisdiction over the gaming activities of the Company or any of its subsidiaries or any successor to such authority (collectively, the “Gaming Authorities”), as applicable) issued by the appropriate Federal, state or other governmental agencies or bodies as are currently necessary (i) to conduct the business now operated by it in all material respects and (ii) for the Company to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby and thereby (collectively, the “Authorizations”), except, with respect to this clause (ii), for any notification requirements which may be required by any Gaming Authority, if the failure to comply therewith would not result in a Material Adverse Change or materially adversely affect the consummation of the transactions contemplated hereby. Except as described in the Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has received any notice of proceedings or has any reason to believe proceedings are pending or contemplated, relating to the revocation or modification of any such Authorization which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, could reasonably be expected to result in a Material Adverse Change; except as described in the Disclosure Package and the Prospectus, to the knowledge of the Company, neither any Gaming Authority nor any other governmental agencies are investigating the Company, any of its subsidiaries or any related parties, other than ordinary course administrative reviews, reviews in connection with the issuance of or application for new gaming licenses or any ordinary course review of the transactions contemplated hereby and by the Disclosure Package and the Prospectus.

(u) Title to Properties. The Company and its subsidiaries have good and marketable title in fee simple to, or valid and enforceable leasehold interests in, all real property or interests in real property, and all material personal property, owned or leased by them to the extent described in the Disclosure Package and the Prospectus as being owned or leased by them (subject to applicable bankruptcy, moratorium, or other laws affecting creditors’ rights generally from time to time in effect and to equitable principles which may limit the right to obtain the remedy of specific performance or other injunctive relief), in each case free and clear of all Liens and defects except such as are described in the Disclosure Package and the Prospectus or such as do not materially affect the aggregate value of such property and interests taken as a whole and do not materially interfere with the use made or proposed to be made of such property and interests by the Company or any of its subsidiaries; and all real and all material personal properties held under lease by the Company or any of its subsidiaries are held by each of them under valid and enforceable leases (subject to applicable bankruptcy, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to equitable principles which may limit the right to obtain the remedy of specific performance or other injunctive relief) and the interests of the Company or such subsidiary, as the case may be, in such leases are free and clear of all material Liens and defects, and no consent or waiver need be obtained under such leases in connection with the execution delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby, in each case except as disclosed in the Disclosure Package and the Prospectus. The Company and its subsidiaries are in compliance in all material respects with the terms and conditions of such leases, and such leases are in full force and effect.

(v) Company Not an “Investment Company.” The Company is not an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

(w) Reporting Company. The Company is subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act and the Company is a “reporting issuer,” as defined in Rule 902 under the Act.

(x) Insurance. Each of the Company and its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes. All policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and except as otherwise disclosed in the

Disclosure Package and the Prospectus, there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for. The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.

(y) No Price Stabilization or Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Stock.

(z) Internal Controls and Procedures. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated for effectiveness as of the end of the period covered by the Company’s most recent quarterly report filed with the Commission; and (iii) are effective in all material respects to perform the functions for which they were established.

(aa) No Material Weakness in Internal Controls. Based on the evaluation of the Company’s disclosure controls and procedures described in Section 1(z) above, the Company is not aware of (i) any significant deficiency in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. Since the most recent evaluation of the Company’s disclosure controls and procedures described in Section 1(z) above, there have been no significant changes in internal control over financial reporting that has materially affected or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(bb) Rating Organizations. Except as otherwise disclosed in the Disclosure Package and the Prospectus, no “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company’s retaining any rating assigned to the Company, any securities of the Company or (ii) has indicated to the Company that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company or any securities of the Company.

(cc) Compliance with Environmental and Certain Other Laws. To the knowledge of the Company, neither the Company nor any of its subsidiaries has violated any foreign, federal,

state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants, any provisions of the Employee Retirement Income Security Act of 1974, as amended, or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not result in a Material Adverse Change.

(dd) No Outstanding Loans or Other Indebtedness. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of any of them, except as disclosed in the Disclosure Package and the Prospectus.

(ee) Sarbanes-Oxley Compliance. The Company is not aware of any failure on the part of the Company’s chief executive officer or chief financial officer to comply with the certification requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations promulgated thereunder (collectively, the “Certifications”), in connection with the Certifications that were required to be filed or submitted with the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2006. In addition, the Company is not currently aware of any reason why the Company’s chief executive officer and chief financial officer will be unable to comply with the Certification requirements in connection with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006. There is and has been no failure on the part of the Company, or to the Company’s knowledge, any of the Company’s directors or officers, in their capacities as such, to comply with Section 402 of the Sarbanes-Oxley Act of 2002.

(ff) Company is Well-Known Seasoned Issuer. (i) At the time of filing the Registration Statement and the Company’s Form 10-K for the year ended December 31, 2005, and (ii) at the Execution Time of this Agreement (with such date being used as the determination date for purposes of this clause (ii)), the Company was a “well-known seasoned issuer” as defined in Rule 405 of the Securities Act. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405 of the Securities Act, that initially became effective within three years of the date hereof, and the Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act objecting to use of the automatic shelf registration statement form, and the Company has not otherwise ceased to be eligible to use the automatic shelf registration statement form.

(gg) Company Internal Policy. The sale of the Stock by the Selling Stockholder does not violate any of the Company’s internal policies regarding the sale of stock by its affiliates.

Any certificate signed by an officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

SECTION 2. Representations, Warranties and Agreements of the Selling Stockholder. The Selling Stockholder hereby represents, warrants and covenants to each Underwriter that:

(a) Free Writing Prospectus. Neither the Selling Stockholder nor any person acting on behalf of the Selling Stockholder (other than, if applicable, the Company and the Underwriters) has used or referred to any “free writing prospectus” (as defined in Rule 405 of the Securities Act), relating to the Stock.

(b) Power of Attorney and Custody Agreement. The Selling Stockholder has duly executed and delivered a power of attorney appointing William S. Boyd as attorney-in-fact to perform certain of the obligations of the Selling Stockholder with respect hereto and custody agreement (the “Power of Attorney and Custody Agreement”) appointing William S. Boyd, as custodian (the “Custodian”).

(c) Title. The Selling Stockholder has (other than as encumbered by encumbrances arising under (i) this Agreement, (ii) the Power of Attorney and Custody Agreement, (iii) that certain Pledge Agreement dated as of June 29, 2004 between the Selling Stockholder, Martha P. Gaughan and Bank of America, N.A., as secured party, (the “Pledge Agreement”) as modified by the Collateral Substitution Agreement or (iv) that certain Stockholders Agreement among the Selling Stockholder, William S. Boyd, Seller and Franklin Toti, dated as of July 1, 2004), and immediately prior to each Closing Date on which the Selling Stockholder is selling shares of Stock will have (other than as encumbered by encumbrances arising under this Agreement and the Power of Attorney and Custody Agreement), good and valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect of, the shares of Stock to be sold by the Selling Stockholder hereunder on such Closing Date, free and clear of all liens, encumbrances, equities or claims.

(d) Custody Agreement Irrevocable. The Stock to be sold by the Selling Stockholder hereunder is represented by certificates held in custody for the Selling Stockholder by the Custodian and is subject to the interest of the Underwriters and, the arrangements made by the Selling Stockholder for such custody are to that extent irrevocable. The obligations of the Selling Stockholder hereunder shall not be terminated by any act of the Selling Stockholder, by operation of law or the occurrence of any other event.

(e) Registration of Stock. Upon delivery to the Underwriters in the State of California of certificates representing the Stock described in and in accordance with the provisions of the Agreement, endorsed to the Underwriters or their nominee by an effective endorsement and payment by the Underwriters in accordance with provisions of this Agreement, and assuming that the Underwriters have no notice of any adverse claim (within the meaning of Section 8-105 of the Uniform Commercial Code of the State of California) to such Stock, the Underwriters will acquire the Stock free of any adverse claim.

(f) Due Authorization. This Agreement, the Power of Attorney and Custody Agreement, the Escrow Agreement (as defined below), the Pledge Agreement, the Collateral Substitution Agreement, the Stock Purchase Agreement and that certain Unit Purchase Agreement, dated as of July 25, 2006, by and among the Company, the Selling Stockholder, Coast Hotels and Casinos, Inc. and Silverado South Strip, LLC (as amended, the “Unit Purchase Agreement”, and collectively with the Escrow Agreement, the Pledge Agreement, Collateral Substitution Agreement and Stock Purchase Agreement, the “South Coast Agreements”) have been duly and validly executed and delivered by or on behalf of the Selling Stockholder and constitute valid and binding obligations of the Selling Stockholder, enforceable against him in accordance with their respective terms, subject as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether such principles are considered in a proceeding at law or in equity). The Selling Stockholder has full right and legal capacity to enter into this Agreement, the Power of Attorney and Custody Agreement and the South Coast Agreements, and the execution, delivery and performance of this Agreement and the Power of Attorney and Custody Agreement and the South Coast Agreements by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject or (ii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder.

(g) Non-Contravention; No Further Authorizations or Approvals Required. No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder is required for the execution, delivery and performance of this Agreement, the Power of Attorney and Custody Agreement or the South Coast Agreements by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and sale of the Stock by the Underwriters.

(h) Compliance With Registration Requirements. To the actual knowledge of the Selling Stockholder, the Registration Statement, the Prospectus and the Disclosure Package and any further amendments or supplements to the Registration Statement, the Prospectus and the Disclosure Package do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto), as of its date and the applicable Closing Date (as to the Prospectus and any amendment or supplement thereto) and as of the Initial Sale Time (as to the Disclosure Package), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus or the Disclosure Package in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

(i) Company Representations. The Selling Stockholder has no actual knowledge that the representations and warranties of the Company contained in Section 1 hereof are not materially true and correct.

(j) Selling Stockholder Knowledge. The Selling Stockholder is not prompted to sell shares of Common Stock by any information concerning the Company that is not set forth in the Disclosure Package or any documents incorporated by reference therein.

(k) Stabilization of Manipulation of the Stock. The Selling Stockholder has not taken and will not take, directly or indirectly, any action that is designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Stock.

Any certificate signed by the Selling Stockholder and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Stock shall be deemed a representation and warranty by the Selling Stockholder, as to matters covered thereby, to each Underwriter.

SECTION 3. Purchase, Sale and Delivery of the Stock.

(a) The Stock. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Selling Stockholder agrees to sell the Firm Stock to the Underwriters and the Underwriters agree, severally and not jointly, to purchase the respective number of shares of the Firm Stock set forth opposite their names on Schedule A.

In addition, the Selling Stockholder hereby grants to the Underwriters an option to purchase up to an additional 500,000 shares of Option Stock to cover over-allotments. Each Underwriter agrees, severally and not jointly, to purchase the number of shares of Option Stock that bears the same proportion to the total number of shares of Option Stock to be sold on such Closing Date as the number of shares of Firm Stock set forth on Schedule A hereto opposite the name of such Underwriter bears to the total number of shares of Firm Stock.

The purchase price for both the Firm Stock and any Option Stock to be paid by the several Underwriters to the Selling Stockholder shall be $32.4844 per share of Stock. The Selling Stockholder shall not be obligated to deliver any Firm Stock or Option Stock to be delivered on the applicable Closing Date, except upon payment for all such Stock to be purchased on such Closing Date as provided herein.

(b) Closing Date. Delivery of certificates for the Firm Stock to be purchased by the Underwriters and payment therefor shall be made at the offices of Latham & Watkins LLP, 633 West Fifth Street, Suite 4000, Los Angeles, California 90071 (or such other place as may be agreed to by the Company and the Representative) at 9:00 a.m. New York time, on August 7, 2006, or such other time and date not later than 1:30 p.m. New York time, on August 7, 2006, as the Representatives shall designate by notice to the Company (the time and date of such closing are called the “Initial Closing Date”). Delivery of the Firm Stock shall be made to the Representatives for the account of each Underwriter against payment by the several Underwriters of the aggregate purchase price of the Firm Stock being sold by the Selling Stockholder to or upon the order of the Selling Stockholder by wire transfer in immediately available funds to the Escrow Account (as defined below). Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriters hereunder.

The option granted in Section 3(a) above will expire 30 days after the date of this Agreement (August 31, 2006) and may be exercised in whole or from time to time in part by written notice being given to the Company and the Selling Stockholder. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised and the date and time, as determined by the Representatives, when the shares of Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the Initial Closing Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. Each date and time the shares of Option Stock are delivered is sometimes referred to as an “Option Stock Closing Date,” and the Initial Closing Date and any Option Stock Closing Date are sometimes each referred to as a “Closing Date.”

Delivery of the Option Stock by the Custodian and payment for the Option Stock by the several Underwriters through the Representatives shall be made at 9:00 a.m., New York City time, on the date specified in the corresponding notice described in the preceding paragraph or at such other date or place as shall be determined by agreement between the Representatives and the Selling Stockholder. On the Option Stock Closing Date, the Custodian shall deliver or cause to be delivered the Option Stock to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Option Stock being sold by the Selling Stockholder by wire transfer in immediately available funds to the Escrow Account (as defined below).

(c) Public Offering of the Stock. The Representatives hereby advise the Company and the Selling Stockholder that the Underwriters intend to offer the Stock for sale to the public, as described in the Disclosure Package and the Prospectus.

(d) Delivery of Prospectus to the Underwriters. Not later than 10:00 a.m. on the second business day following the date of the execution and delivery of this Agreement, the Company shall prepare the Prospectus in a form approved by the Underwriters and the Selling Stockholder and file such Prospectus pursuant to Rule 424(b) under the Securities Act and deliver or cause to be delivered, copies of the Prospectus in such quantities and at such places as the Representatives shall reasonably request.

(e) Escrow. The Selling Stockholder has entered into an escrow agreement, dated as of July 25, 2006 as amended (the “Escrow Agreement”), among the Selling Stockholder, the Company, Coast Hotels and Casinos, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A., as escrow agent (the “Escrow Agent”) pursuant to which the Underwriters, on behalf of the Selling Stockholder, will deposit the net proceeds of the offering and sale of the Stock on each Closing Date as determined in Section 3(a) and 3(b) above as applicable, into an escrow account (the “Escrow Account”) held by the Escrow Agent.

SECTION 4. Covenants of the Company. The Company covenants and agrees with each Underwriter as follows:

(a) Representatives’ Review of Proposed Amendments and Supplements. During the period beginning on the Initial Sale Time and ending on the last Closing Date, or such other date as, in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with the offering or sale of the Stock by an Underwriter or dealer, including in circumstances where such requirement may be satisfied pursuant to Rule 172 (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement (solely as it relates to the offering of the Stock), the Disclosure Package or the Prospectus (including any amendment or supplement through incorporation by reference of any report filed under the Exchange Act), the Company shall furnish to the Representatives and the Selling Stockholder for review a copy of each such proposed amendment or supplement, and the Company shall not file or use any such proposed amendment or supplement to which the Representatives or the Selling Stockholder reasonably object.

(b) Securities Act Compliance. During the Prospectus Delivery Period, the Company shall promptly advise the Representatives and the Selling Stockholder in writing (i) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (ii) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (iii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus or the Prospectus, (iv) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order or notice preventing or suspending the use of the Registration Statement, any preliminary prospectus or the Prospectus, or of any receipt by the Company of any notification with respect to the suspension of the qualification of the Stock for sale in any jurisdiction or of the threatening or initiation of any proceedings for any of such purposes. The Company shall use commercially reasonable efforts to prevent the issuance of any such stop order or prevention or suspension of such use. If the Commission shall enter any such stop order or order or notice of prevention or suspension at any time, the Company will use commercially reasonable efforts to obtain the lifting of such order at the earliest possible moment, or will file a new registration statement and use its commercially reasonable efforts to have such new registration statement declared effective as soon as practicable. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b) and 430B, as applicable, under the Securities Act, including with respect to the timely filing of documents thereunder, and will use commercially reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) were received in a timely manner by the Commission.

(c) Securities Act and Exchange Act Compliance. During the Prospectus Delivery Period, the Company will file all documents required to be filed with the Commission pursuant to the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder in the manner and within the time periods required thereby.

(d) Amendments and Supplements to the Registration Statement, Prospectus and Other Securities Act Matters. If, during the Prospectus Delivery Period, any event or development shall occur or condition exist as a result of which, in the opinion of counsel for the Underwriters, counsel for the Selling Stockholder or counsel for the Company, the Disclosure Package or the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Disclosure Package or the Prospectus, or to file under the Exchange Act any document incorporated by reference in the Disclosure Package or the Prospectus, in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if in the opinion of the Representatives or the Selling Stockholder it is otherwise necessary to amend or supplement the Registration Statement, the Disclosure Package or the Prospectus, or to file under the Exchange Act any document incorporated by reference in the Disclosure Package or the Prospectus, or to file a new registration statement containing the Prospectus, in order to comply with law, including in connection with the delivery of the Prospectus, the Company agrees to (i) notify the Representatives and the Selling Stockholder of any such event or condition and (ii) promptly prepare (subject to Section 3(a) and 3(e) hereof), file with the Commission (and use commercially reasonable efforts to have any amendment to the Registration Statement or any new registration statement to be declared effective) and furnish at its own expense to the Selling Stockholder, the Underwriters and to dealers, amendments or supplements to the Registration Statement, the Disclosure Package or the Prospectus, or any new registration statement, necessary in order to make the statements in the Disclosure Package or the Prospectus as so amended or supplemented, in light of the circumstances under which they were made, not misleading or so that the Registration Statement, the Disclosure Package or the Prospectus, as amended or supplemented, will comply with law.

(e) Permitted Free Writing Prospectuses. The Company represents that it has not made, and agrees that, unless it obtains the prior consent of a Representative and the Selling Stockholder (except, in the case of the Selling Stockholder, for any “road show” presentation prepared prior to the date hereof), it will not make, any offer relating to the Stock that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 of the Securities Act) required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act; provided that the prior written consent of the Representatives and the Selling Stockholder shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule B hereto. Any such free writing prospectus consented to as provided above is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (ii) has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 of the Securities Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping. The Company consents to the use by any Underwriter of a free writing prospectus that (1) is not an “issuer free writing prospectus” as defined in Rule 433 under the Securities Act, and (2) contains only (x) information describing the preliminary terms of the Stock or the offering or (y) information that describes the final terms of the Stock or the offering and that is included in the final pricing sheet supplement of the Company; provided that each Underwriter severally covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of such Underwriter.

(f) Blue Sky Compliance. The Company shall cooperate with the Representatives and counsel for the Underwriters to qualify or register the Stock for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial Securities laws of those jurisdictions reasonably requested by the Representative, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Stock. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation, other than those arising out of the offering or sale of the Stock in any jurisdiction where it is not now so subject. The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Stock for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use commercially reasonable efforts to obtain the withdrawal thereof at the earliest possible moment.

(g) Earnings Statement. As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement (which need not be audited) covering a period of at least twelve (12) months that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

(h) Periodic Reporting Obligations. During the Prospectus Delivery Period the Company shall file, on a timely basis, with the Commission and the New York Stock Exchange all reports and documents required to be filed under the Exchange Act.

(i) Compliance with Sarbanes-Oxley Act. The Company will comply with all applicable securities and other laws, rules and regulations in all material respects, including, without limitation, the applicable provisions of the Sarbanes-Oxley Act, and use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations in all material respects, including, without limitation, the applicable provisions of the Sarbanes-Oxley Act.

(j) Investment Limitation. The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Stock in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act.

(k) No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Stock and neither the Company nor any of its affiliated purchasers (as defined in Rule 100 of Regulation M under the Exchange Act) will take any action prohibited by Regulation M under the Exchange Act.

(l) Use of Preliminary Prospectus. The Company consents to the use and delivery of any preliminary prospectus by the Representatives and the Selling Stockholder in accordance with Rule 430 and Section 5(b) of the Securities Act.

(m) Filing Fees. The Company agrees to pay the required Commission filing fees relating to the Stock within the time required by Rule 456(b)(1) of the Securities Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Securities Act.

(n) Lock Up. For a period commencing on the date hereof and ending on the 90th day after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Stock and shares or securities convertible into or exercisable or exchangeable for Common Stock issued pursuant to director and employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights (“Existing Plans”)), or sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the grant of options, common stock or securities convertible into or exchangeable for Common Stock pursuant to Existing Plans), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (3) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any shares of Common Stock or securities convertible, exercisable or exchangeable into Common Stock or any other securities of the Company (other than any registration statement on Form S-8) or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of the Representatives, and to cause each executive officer of the Company set forth on Schedule D hereto to furnish to the Underwriters, prior to the Initial Closing Date, a letter or letters, substantially in the form of Exhibit A hereto (the “Lock-Up Agreements”).

SECTION 5. Further Agreements of the Selling Stockholder. The Selling Stockholder agrees:

(a) Lock Up Period. During the Lock-Up Period, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Stock), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (3) make any demand for or exercise any right or file or cause to be filed a registration statement, including any amendments, with respect to the registration of any shares of Common Stock or securities convertible, exercisable or exchangeable into Common Stock or any other securities of the Company or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of the Representatives, other than the sale of shares of Common Stock to the Company or the cancellation of options to purchase Common Stock held by the Selling Stockholder, each as contemplated in the Unit Purchase Agreement.

(b) The Stock to be sold by the Selling Stockholder hereunder, which is represented by the certificates held by the Custodian in custody for the Selling Stockholder, is subject to the interest of the Underwriters and the arrangements made by the Selling Stockholder for such custody are to that extent irrevocable. The obligations of the Selling Stockholder hereunder shall not be terminated by any act of the Selling Stockholder, by operation of law, by the death or incapacity of any individual Selling Stockholder or the occurrence of any other event.

(c) Selling Stockholder Free Writing Prospectus. Neither the Selling Stockholder nor any person acting on behalf of the Selling Stockholder (other than, if applicable, the Company and the Underwriters) shall use or refer to any “free writing prospectus” (as defined in Rule 405), relating to the Stock.

(d) Delivery of Form W-9. To deliver to the Underwriters prior to the Initial Closing Date a properly completed and executed United States Treasury Department Form W-9.

SECTION 6. Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all costs and expenses incident to the sale and delivery of the Stock (other than taxes that are the responsibility of the Selling Stockholder), (ii) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors, (iii) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each Issuer Free Writing Prospectus, each preliminary prospectus and the Prospectus, and all amendments and supplements thereto, and this Agreement, (iv) all filing fees, attorneys’ fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Stock for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada, and, if requested by the Representative, preparing and printing a “Blue Sky Survey” or memorandum, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions (including, with respect to such “Blue Sky Survey” or memorandum, the filing fees and fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and memoranda relating thereto, in an amount not to exceed $8,000), (v) the filing fees incident to, and the reasonable fees and expenses of counsel for the Underwriters in connection with, the NASD’s review and approval of the Underwriters’ participation in the offering and distribution of the Stock, if any, and (vi) all other fees, costs and expenses referred to in Item 14 of Part II of the Registration Statement, if any. Except as provided in this Section 6, Section 8, Section 9 and Section 10 hereof, the Underwriters shall pay (x) their own expenses, including the fees and disbursements of their counsel, and (y) all “road show” travel and other expenses incurred in connection with the marketing and sale of the Stock, except that the Company and the Underwriters shall each bear 50% of the market rate for the use of the Company’s aircraft in connection with the “road show.” The Selling Stockholder shall pay the fees and expenses of its counsel, that portion of the fees and expenses of the Escrow Agent and counsel for the Escrow Agent as set forth in the Escrow Agreement, all discounts and commissions of the Underwriters, and any transfer taxes payable in connection with its sale of Stock to the Underwriters.

SECTION 7. Conditions to the Obligations of the Underwriters. The obligations of the several Underwriters shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1 hereof (provided that any such representation and warranty which is specifically qualified by materiality shall be true and correct, and, if not so qualified, shall be true and correct in all material respects), as of the date hereof and as of each Closing Date as though then made, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a) Accountants’ Comfort Letter. On the date hereof, the Representatives shall have received from Deloitte & Touche LLP, independent registered public accounting firm for the Company, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Underwriters.

(b) Compliance with Registration Requirements; No Stop Order; No Objection from NASD. For the period from and after effectiveness of this Agreement and prior to each Closing Date:

(i) the Company shall have filed the Prospectus with the Commission (including the information required by Rule 430B under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act;

(ii) no stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission and the Company shall not have received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act objecting to use of the automatic shelf registration statement form; and

(iii) the NASD shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(c) Opinion of Counsel for the Company. On such Closing Date, the Representatives shall have received the favorable opinion of Morrison & Foerster LLP, counsel for the Company, dated as of such Closing Date, to the effect set forth on Exhibit B hereto.

(d) Opinion of Nevada Counsel for the Company. On such Closing Date, the Representatives shall have received the favorable opinion of Lionel Sawyer and Collins, Nevada counsel for the Company, dated as of such Closing Date to the effect set forth on Exhibit C hereto.

(e) Opinion of Mississippi Counsel for the Company. On such Closing Date, the Representatives shall have received the favorable opinion of Watkins Ludlam Winter & Stennis, P.A., Mississippi counsel for the Company, dated as of such Closing Date, to the effect set forth on Exhibit D hereto.

(f) Opinion of Indiana Counsel for the Company. On such Closing Date, the Representatives shall have received the favorable opinion of Ice Miller LLP, Indiana counsel for the Company, dated as of such Closing Date, to the effect set forth on Exhibit E hereto.

(g) Opinion of Louisiana Counsel for the Company. On such Closing Date, the Representatives shall have received the favorable opinion of McGlinchey Stafford, Louisiana counsel for the Company, dated as of such Closing Date, to the effect set forth on Exhibit F hereto.

(h) Opinion of Illinois Counsel for the Company. On such Closing Date, the Representatives shall have received the favorable opinion of Greenberg Traurig, LLP, Illinois counsel for the Company, dated as of such Closing Date, to the effect set forth on Exhibit G hereto.

(i) Opinion of New Jersey Counsel for the Company. On such Closing Date, the Representatives shall have received the favorable opinion of Cooper Levenson April Niedelman & Wagenheim, New Jersey counsel for the Company, dated as of such Closing Date, to the effect set forth on Exhibit H hereto.

(j) Opinion of Counsel for Selling Stockholder. Gibson, Dunn & Crutcher LLP, counsel for the Selling Stockholder, shall have furnished to the Underwriters its written opinion, as counsel to the Selling Stockholder, addressed to the Underwriters and dated such Closing Date, in form and substance reasonably satisfactory to the Underwriters, substantially in the form attached hereto as Exhibit I.

(k) Opinion of Counsel for the Underwriters. On such Closing Date, the Representatives shall have received the favorable opinion and negative assurance letter of Latham & Watkins LLP, counsel for the Underwriters, dated as of such Closing Date, in form and substance reasonably satisfactory to, and addressed to, the Representative, with respect to the issuance and sale of the Stock, the Registration Statement, the Prospectus (together with any supplement thereto), the Disclosure Package and other related matters as the Representatives may reasonably require, and the Company and the Selling Stockholder shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(l) Officers’ Certificate. On such Closing Date, the Representatives shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of such Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and any amendment or supplement thereto, any Issuer Free Writing Prospectus and any amendment or supplement thereto and this Agreement, and reaffirming the statements set forth in subsection (c) of this Section 5, and further to the effect that:

(i) the representations, warranties and covenants of the Company set forth in Section 1 of this Agreement are, if specifically qualified by materiality, true and correct, and if not qualified are true and correct in all material respects, on and as of such Closing

Date with the same force and effect as though expressly made on and as of such Closing Date; and

(ii) the Company has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

(m) Bring-down Comfort Letter – Deloitte & Touche LLP. On such Closing Date, the Representatives shall have received from Deloitte & Touche LLP, independent public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to such Closing Date.

(n) Pro Forma Information. On the date hereof and at such Closing Date, the Representatives shall have received a letter from Deloitte & Touche LLP, dated, respectively, as of the date of this Agreement and as of such Closing Date addressed to the Representatives and in form and substance reasonably satisfactory to the Representatives and the Representatives’ Counsel, stating that nothing caused them to believe that the unaudited pro forma information of the Company included in the Registration Statement does not comply as to form with the applicable accounting requirements of Rule 11-02 of Regulation S-X promulgated under the Securities Act or that the pro forma adjustments have not been applied properly to the historical amounts in the compilation of such statements.

(o) Delivery of Lock Up. The Lock-Up Agreements between the Representatives and the executive officers of the Company set forth on Schedule D, delivered to the Representatives on or before the date of this Agreement, shall be in full force and effect on such Closing Date.

(p) Escrow Account. The Escrow Account shall have been established by the Escrow Agent;

(q) Additional Documents. On or before such Closing Date, the Representatives and counsel for the Underwriters shall have received such information, certificates, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Stock as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 7 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice to the Company and the Selling Stockholder at any time on or prior to such Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 6, Section 8, Section 9 and Section 10 shall at all times be effective and shall survive such termination.

SECTION 8. Reimbursement of Underwriters’ Expenses. If this Agreement is terminated by the Representatives pursuant to Section 7, Section 11 or Section 12 hereof, or if the sale to the Underwriters of the Stock on any Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or the Selling Stockholder to perform any agreement herein or to comply with any provision hereof (except for any such refusal, inability or failure on the part of the Company or the Selling Stockholder that is directly caused by any action or inaction on the part of the Underwriters), the Company agrees to reimburse the Representatives and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representatives and the Underwriters in connection with the proposed purchase and the offering and sale of the Stock, including, but not limited to, fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

SECTION 9. Indemnification.

(a) Indemnification of the Underwriters and the Selling Stockholder. The Company agrees to indemnify and hold harmless each Underwriter, its directors, officers, employees and agents, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act, and the Selling Stockholder and his representatives and agents, against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such controlling person or the Selling Stockholder may become subject, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A, Rule 430B or Rule 430C under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and to reimburse each Underwriter, its directors, officers, employees, agents and each controlling person, and the Selling Stockholder and his representatives and agents, for any and all expenses (including the reasonable fees and disbursements of counsel) as such expenses are reasonably incurred by the Selling Stockholder or such Underwriter, or its officers, directors, employees and agents or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense of the Underwriters or their directors officers, employees, agents and controlling persons to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); provided further, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense of the Selling Stockholder or his representatives or agents to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder expressly for use in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 9(a) shall be in addition to any liabilities that the Company may otherwise have.

(b) Indemnification of the Underwriters and Company by Selling Stockholder. The Selling Stockholder agrees to indemnify and hold harmless each Underwriter, the Company and their respective directors, officers, employees and agents, and each person, if any, who controls any Underwriter or the Company within the meaning of the Securities Act and the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, such Underwriter or controlling person may become subject, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of, or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A, Rule 430B or Rule 430C under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder expressly for use therein; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder expressly for use therein, (iii) any “free writing prospectus” (as defined in Rule 405), prepared by or on behalf of the Selling Stockholder or used or referred to by the Selling Stockholder in connection with the offering of the Stock (a “Selling Stockholder Free Writing Prospectus”) or the omission or alleged omission therefrom of any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and to reimburse each Underwriter, the Company, and their respective directors, officers, employees, agents and each such controlling person for any and all expenses (including the reasonable fees and disbursements of counsel) as such expenses are reasonably incurred by such Underwriter or its directors, officers, employees, agents or controlling persons in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that in no event shall the Selling Stockholder be required to make payments pursuant to this Section 9(b) that are in the aggregate in excess of the net offering proceeds received by him. The Company and the Underwriters hereby acknowledge and agree that the only information that the Selling Stockholder has furnished to the Company expressly for use in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) are the statements appearing under the caption “Selling Stockholder Information” in the preliminary prospectus and the Prospectus. The foregoing indemnity agreement is in addition to any liability that the Selling

Stockholder may otherwise have to any Underwriter, the Company or any officer, director, employee, agent or controlling person of such Underwriter or the Company.

(c) Indemnification of the Company, its Directors and Officers and the Selling Stockholder. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act and the Selling Stockholder, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer or controlling person or the Selling Stockholder may become subject, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be part thereof pursuant to Rule 430B or Rule 430C under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case, to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use therein, and to reimburse the Company, or any such director, officer or controlling person, or the Selling Stockholder, for any and all expenses reasonably incurred by the Company, or any such director, officer or controlling person, or the Selling Stockholder, in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Underwriters severally confirm and the Company and the Selling Stockholder hereby acknowledge and agree that the only information that the Underwriters have furnished to the Company expressly for use in the Registration Statement, any Issuer Free Writing Propsectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) are the statement regarding the delivery of shares by the Underwriters set forth on the cover page and the table appearing beneath the first paragraph under the caption “Underwriting,” the second paragraph under the caption “Underwriting – Commissions and Expenses,” and the first two paragraphs under the caption “Underwriting – Stabilization, Short Positions and Penalty Bids” in the preliminary prospectus and the Prospectus. The indemnity agreement set forth in this Section 9(c) shall be in addition to any liabilities that each Underwriter may otherwise have.

(d) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure to so notify the indemnifying party (i) will not relieve it from liability under paragraph

(a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any liability other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal fees and expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (other than local counsel), reasonably approved by the indemnifying party, representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(e) Settlements. The indemnifying party under this Section 9 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 9(d) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

SECTION 10. Contribution. If the indemnification provided for in Section 9 hereof is for any reason unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein in such proportion as to reflect the relative faults of the Company, the Selling Stockholder and the Underwriters, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company, the Selling Stockholder and the Underwriters shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company, Selling Stockholder or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 9(d), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 9(d) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 10; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 9(d) for purposes of indemnification.

The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 10.

Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the Stock underwritten by it and distributed to the public and the Selling Stockholder shall not be required to contribute any amount in excess of the net offering proceeds received by him. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 10 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their names in Schedule A. For purposes of this Section 10, each director, officer, employee and agent of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

SECTION 11. Default of One or More of the Several Underwriters

. If, on any Closing Date, any one or more of the several Underwriters shall fail or refuse to purchase Stock that it or they have agreed to purchase hereunder on such date, and the number of shares of Stock which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of shares of the Stock to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the principal amount of Firm Stock set forth opposite their respective names on Schedule A bears to the aggregate number of shares of Firm Stock set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase the Stock which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on any Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Stock and the number of shares of Stock with respect to which such default occurs exceeds 10% of the aggregate number of shares of Stock to be purchased on such date, and arrangements satisfactory to the Representatives, the Selling Stockholder and the Company for the purchase of such Stock are not made within 48 hours after such default, this Agreement (or, with respect to any Option Stock Closing Date, the obligation of the Underwriters to purchase, and of the Selling Stockholder to sell, the Option Stock) shall terminate without liability of any party to any other party except that the provisions of Section 6, Section 8, Section 9 and Section 10 shall at all times be effective and shall survive such termination. In any such case either the Representatives or the Company shall have the right to postpone any Closing Date, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

As used in this Agreement, the term “Underwriter” shall be deemed to include any person substituted for a defaulting Underwriter under this Section 11. Any action taken under this Section 11 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

SECTION 12. Termination of this Agreement. Prior to any Closing Date this Agreement may be terminated by the Representatives by written notice given to the Company if at any time (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the New York Stock Exchange (the “NYSE”), or trading in securities generally on the NYSE shall have been suspended or limited, or minimum or maximum prices shall have been generally established on the NYSE by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by federal or New York authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States has occurred; or (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Representatives is material and adverse and makes it impracticable or inadvisable to market the Stock in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities. Any termination pursuant to this Section 12 shall be without liability on the part of (a) the Company to the Selling Stockholder or any Underwriter, except that the Company shall be obligated to reimburse the expenses of (i) the Representatives and the Underwriters pursuant to Sections 6 and 8 hereof, and (ii) the Selling Stockholder pursuant to the Company’s obligations, if any, pursuant to the applicable terms the Unit Purchase Agreement, (b) the Selling Stockholder to any Underwriter or the Company or (c) any Underwriter to the Company or the Selling Stockholder.

SECTION 13. No Advisory or Fiduciary Responsibility. The Company and the Selling Stockholder acknowledge and agree that: (i) the purchase and sale of the Stock pursuant to this Agreement, including the determination of the public offering price of the Stock and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Selling Stockholder, on the one hand, and the several Underwriters, on the other hand, and the Company and the Selling Stockholder is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company and the Selling Stockholder or its affiliates, stockholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company and the Selling Stockholder with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company and the Selling Stockholder on other matters) and no Underwriter has any obligation to the Company and the Selling Stockholder with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Selling Stockholder and that the several Underwriters have no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company and the Selling Stockholder has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the several Underwriters, or any of them, with respect to the subject matter hereof. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.

SECTION 14. Research Analyst Independence. The Company and the Selling Stockholder acknowledge that the Underwriters’ research analysts and research department are required to be independent from its investment banking division and are subject to certain regulations and internal policies, and that the Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of its investment banking division. The Company and the Selling Stockholder hereby waive and release, to the fullest extent permitted by law, any claims that the Company or the Selling Stockholder may have against any Underwriter with respect to any conflict of interest that may arise from the fact that the views expressed by its independent research analysts and research department may be different from or inconsistent with the views or advice communicated to the Company or the Selling Stockholder by such Underwriter’s investment banking division. The Company and the Selling Stockholder acknowledge that each Underwriter is a full service securities firm and as such, from time to time and subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

SECTION 15. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers, the Selling Stockholder and of the several Underwriters set forth in or made pursuant to this Agreement (i) will remain operative and in full force and effect, regardless of any (A) investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the officers or employees of any Underwriter, the Selling Stockholder, or the Company, the officers or employees of the Company, or any person controlling the Company, as the case may be or (B) acceptance of the Stock and payment for them hereunder and (ii) will survive delivery of and payment for the Stock sold hereunder and any termination of this Agreement.

SECTION 16. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representatives:

Deutsche Bank Securities Inc.

60 Wall Street

New York, NY 10005

Facsimile: (212) 797-4495

Attention: Equity Capital Markets

with a copy (which shall not constitute notice) to:

Deutsche Bank Securities Inc.

60 Wall Street

New York, NY 10005

Facsimile: (212) 797-4564

Attention: Senior Counsel

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

633 West Fifth Street, Ste., 4000

Los Angeles, California 90071

Facsimile: (213) 891-8763

Attention: Pamela B. Kelly, Esq.

If to the Company:

Boyd Gaming Corporation

2950 Industrial Road

Las Vegas, Nevada 89109

Facsimile: (702) 792-7313

Attention: Chief Financial Officer

with a copy (which shall not constitute notice) to:

Morrison & Foerster LLP

19900 MacArthur Blvd., 12th Floor

Irvine, California 92612

Facsimile: (949) 251-0900

Attention: Robert M. Mattson, Jr., Esq.

If to the Selling Stockholder:

Michael J. Gaughan

c/o Coast Hotels and Casinos, Inc.

4500 West Tropicana Avenue

Las Vegas, NV 89103

Fax: (702) 365-7566

With a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP

333 South Grand Avenue

Los Angeles, CA 90071-3197

Attn: Karen E. Bertero, Esq.

Fax: (213) 229-7520

Any party hereto may change the address for receipt of communications by giving written notice to the others.

SECTION 17. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 11 hereof, and to the benefit of (i) the Company, its directors, any person who controls the Company within the meaning of the Securities Act and the Exchange Act and any officer of the Company who signs the Registration Statement, (ii) the Underwriters, the officers, directors, employees and agents of the Underwriters, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act, (iii) the Selling Stockholder, and (iv) the respective successors and assigns of any of the above, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include a purchaser of the Stock from any of the several Underwriters merely because of such purchase.

SECTION 18. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 19. Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

(a) Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan, or the courts of the State of New York in each case located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 20. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 9 and the contribution provisions of Section 10, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 9 and 10 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

[Signature Pages Follow]

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

BOYD GAMING CORPORATION

By	/s/ Paul Chakmak
Name:	Paul Chakmak
Title:	Executive Vice President, Chief Financial Officer and Treasurer

By	/s/ Michael J. Gaughan
MICHAEL J. GAUGHAN, an individual

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representatives as of the date first above written.

Deutsche Bank Securities Inc.

Lehman Brothers Inc.

Acting as Representatives of the

several Underwriters named in

the attached Schedule A.

By: Deutsche Bank Securities Inc.

By: /s/ A. Drew Goldman

Name: A. Drew Goldman

Title: Managing Director

By: /s/ Richard Grullier

Name: Richard Grullier

Title: Managing Director

By: Lehman Brothers Inc.

By: /s/ Michael Hrynuik

Name: Michael Hrynuik

Title: Senior Vice President

S-1

SCHEDULE A

Underwriters	Aggregate Number of Shares of Stock to be Purchased
Deutsche Bank Securities Inc.	5,181,095
Lehman Brothers Inc.	5,181,095
J.P. Morgan Securities Inc.	355,275
Wachovia Capital Markets, LLC	355,275
Citigroup Global Markets Inc.	177,638
CIBC World Markets Corp.	118,425
BNP Paribas Securities Corp.	118,425
Calyon Securities (USA) Inc.	118,425
Wells Fargo Securities, LLC	118,425
Jefferies & Company, Inc.	59,213
Morgan Joseph & Co. Inc.	59,213

Total:	11,842,504

Schedule A-1

SCHEDULE B

ISSUER FREE WRITING PROSPECTUSES

None.

Schedule B-1

SCHEDULE C

SIGNIFICANT SUBSIDIARIES OF THE COMPANY

California Hotel and Casino

d.b.a. California Hotel and Casino

d.b.a. Sam’s Town Hotel, Gambling Hall and Bowling Center

(State of Incorporation or Organization) Nevada

Par-A-Dice Gaming Corporation

d.b.a. Par-A-Dice Hotel Casino

(State of Incorporation or Organization) Illinois

Blue Chip Casino, LLC.

d.b.a. Blue Chip Casino

(State of Incorporation or Organization) Indiana

Boyd Atlantic City, Inc.

(State of Incorporation or Organization) New Jersey

California Hotel Finance Co.

(State of Incorporation or Organization) Nevada

Coast Casinos, Inc.

(State of Incorporation or Organization) Nevada

Coast Hotels and Casinos, Inc.

d.b.a. Barbary Coast Hotel and Casino

d.b.a. Gold Coast Hotel and Casino

d.b.a. The Orleans Hotel and Casino

d.b.a. Suncoast Hotel and Casino

d.b.a. South Coast Hotel and Casino

(State of Incorporation or Organization) Nevada

Schedule C-1

SCHEDULE D

PERSONS DELIVERING LOCK UP AGREEMENT

1. Robert L. Boughner

2. William R. Boyd

3. William S. Boyd

4. Paul Chakmak

5. Mariane Boyd Johnson, in her individual capacity and as trustee of various trusts

6. Brian Larson

7. Keith E. Smith

Schedule D-1

EXHIBIT A

LOCK UP AGREEMENT

Deutsche Bank Securities Inc.

Lehman Brothers Inc.

As Representatives of the several

Underwriters named in Schedule A

attached to the Underwriting Agreement referred below

c/o Deutsche Bank Securities Inc.

60 Wall Street

New York, NY 10005

Ladies and Gentlemen:

The undersigned understands that Deutsche Bank Securities Inc. and Lehman Brothers Inc. as representatives (the “Representatives”) of the several underwriters (the “Underwriters”), propose to enter into an Underwriting Agreement with Boyd Gaming Corporation, a Nevada corporation (the “Company”), providing for the public offering (the “Public Offering”) by the Underwriters, including the Representative, of common stock (the “Common Stock”), of the Company.

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned agrees that, without the prior written consent of the Representatives, the undersigned will not, directly or indirectly offer, sell, pledge, contract to sell (including making any short sale or covering any short position), sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of Common Stock (including, without limitation, shares of Common Stock of the Company which may be deemed to be beneficially owned by the undersigned on the date hereof in accordance with the rules and regulations of the Securities and Exchange Commission, shares of Common Stock which may be issued upon exercise of a stock option or warrant and any other security convertible into or exchangeable for Common Stock) or enter into any Hedging Transaction (as defined below) relating to the Common Stock (each of the foregoing referred to as a “Disposition”) for a period from the date hereof until and including the date that is 90 days after the date of the final prospectus supplement relating to the Public Offering (the “Lock-Up Period”). The foregoing restriction is expressly intended to preclude the undersigned from engaging in any Hedging Transaction or other transaction which is designed to or reasonably expected to lead to or result in a Disposition during the Lock-Up Period even if the securities would be disposed of by someone other than the undersigned. “Hedging Transaction” means any swap or other arrangement (including, without limitation, any put or call option) that transfers to another, in whole or in part, any economic consequences of ownership of the Common Stock.

Notwithstanding the foregoing, the undersigned may transfer (a) shares of Common Stock acquired in open market transactions by the undersigned after the completion of the Public

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Offering, and (b) any or all of the shares of Common Stock or other Company securities if the transfer is (i) by gift, will or intestacy, (ii) to a member or members of his or her immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family (for purposes of this paragraph, “immediate family” shall mean a spouse, lineal descendent, father, mother, brother or sister, niece, nephew, mother-in-law, father-in-law, sister-in-law, or brother-in-law of the transferor, in each case whether by birth or adoption and including stepchildren) or (iii) by distribution to partners, members or shareholders of the undersigned; provided, however, that in the case of a transfer pursuant to clause (b) above, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the securities subject to the provisions of this Lock-Up Letter Agreement. In addition, without the prior written consent of the Representatives, the undersigned, (i) together with all of the executive officers listed on Schedule D to the Underwriting Agreement, shall be permitted to sell up to a combined aggregate of 400,000 shares of our Common Stock beginning on the 30th day after the date of the Prospectus and (ii) shall be permitted to sell that number of shares of our Common Stock that are subject to a call or other similar notice pursuant to the terms of a margin loan in the name of, or for the benefit of, the undersigned existing on the date hereof.

The undersigned agrees that the Company may cause the transfer agent for the Company to note stop transfer instructions on the transfer books and records of the Company with respect to the transfer of such securities except in compliance with the foregoing restrictions.

In addition, the undersigned hereby waives any and all notice requirements and rights with respect to registration of securities pursuant to any agreement, understanding or otherwise setting forth the terms of any security of the Company held by the undersigned, including any registration rights agreement to which the undersigned and the Company may be party, provided that such waiver shall apply only to the proposed Public Offering, and any other action taken by the Company in connection with the proposed Public Offering.

The undersigned hereby agrees that, to the extent that the terms of this Lock-Up Letter Agreement conflict with or are in any way inconsistent with any registration rights agreement to which the undersigned and the Company may be a party, this Lock-Up Letter Agreement supersedes such registration rights agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:
Name:
Title:

Dated:

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EXHIBIT B

OPINION OF MORRISON & FOERSTER LLP

(i) each of the Company and its Significant Subsidiaries has been duly organized and is validly existing and in good standing under the laws of the state of its organization, with full corporate or limited liability company, as applicable, power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business (except in those jurisdictions in which the failure to be so qualified or in good standing would not have a material adverse effect on the business or financial condition of the Company and its subsidiaries, taken as a whole);

(ii) all the outstanding shares of capital stock, membership interests or partnership interests, as applicable, of each of the Company’s Significant Subsidiaries are owned by the Company, either directly or through wholly-owned subsidiaries, free and clear of any perfected security interest and, to the knowledge of such counsel, any other security interests, claims, liens or encumbrances;

(iii) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the Prospectus which is not adequately disclosed therein;

(iv) the Underwriting Agreement has been duly authorized, executed and delivered by the Company;

(v) no consent, approval, authorization, order or other action of any court or governmental agency or body is required for the consummation of the transactions contemplated in the Underwriting Agreement, except such as may be required under the Securities Act and the and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Stock by the Underwriters and such other approvals (specified in such opinion) as have been obtained and such as may be required under the gaming laws of the States of Nevada, New Jersey, Mississippi, Louisiana, Illinois or Indiana;

(vi) To such counsel’s knowledge, except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement;

(vii) None of the execution, delivery and performance of the Agreement by the Company, the consummation of the transactions contemplated by the Agreement and the sale, assignment, transfer and delivery of the Stock to be sold by the Selling Stockholder under the Agreement, do not and will conflict with or result in a breach or violation of or constitute a default under any law or the organizational documents of the Company or any of its Significant

Subsidiaries or the terms of any indenture or credit agreement or the terms of any other material agreement or instrument identified to such counsel as material by an officer of the Company and to which the Company or any of its subsidiaries is a party or bound or any judgment, order or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries.

(viii) the Registration Statement has become effective under the Securities Act. To such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act, and the Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act objecting to use of the automatic shelf registration statement form. Any required filing of the Prospectus (including any prospectus supplement) pursuant to Rule 424 under the Securities Act has been made in accordance with Rule 424 and 430B under the Securities Act.

(ix) the Registration Statement, as of the effective date thereof, and the Prospectus, as of its date, appeared on their face to comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder (except as to the financial statements (including the notes thereto), supporting schedules and other financial information included or incorporated by reference in the Registration Statement and the Prospectus, or any amendments or supplements thereto as to which we express no opinion);

(x) to such counsel’s knowledge, there are no contracts or documents of a character required to be described in the Registration Statement or Prospectus or the Incorporated Documents or to be filed as exhibits to the Registration Statement that are not described or filed;

(xi) the Company is not an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

In addition, such counsel shall state that they have participated in conferences with representatives of the Underwriters, representatives of the Company and representatives of the accountants of the Company concerning the Registration Statement, the Prospectus and the Disclosure Package, and have considered the matters required to be stated therein and the statements contained therein, although they have not independently verified the accuracy, completeness or fairness of such statements and do not assume any responsibility for ascertaining whether or when any of the information contained in the Disclosure Package was conveyed to any purchaser of the Stock. Based upon and subject to the foregoing, nothing has come to their attention that leads them to believe that: (i) the Registration Statement and any amendments thereto, at the time the Registration Statement or such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Prospectus as of its date or at such Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) the Disclosure Package, as of the Initial Sale Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading (it being understood that such counsel is not requested to and need not make any comment pursuant to this paragraph with respect to the financial statements (including the notes thereto), supporting schedules and other financial information included or incorporated by reference in the Registration Statement, the Prospectus, the Disclosure Package or any amendments or supplements thereto.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of California and New York or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are reasonably satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph include any supplements thereto at such Closing Date.

EXHIBIT C

OPINION OF NEVADA COUNSEL

(i) Each of the Company and its subsidiaries organized under the laws of the State of Nevada (the “Nevada Subsidiaries”) is either a corporation, limited liability company or limited partnership, duly formed, validly existing and in good standing under the laws of the State of Nevada with corporate, limited liability or limited partnership (as the case may be) power and authority to own its properties and conduct its business as described in the Base Prospectus.

(ii) All the outstanding shares of capital stock, membership interests or partnership interests, as applicable, of each of the Nevada Subsidiaries are owned by the Company, either directly or through wholly-owned subsidiaries. The Stock has been duly authorized and validly issued, is fully paid and nonassessable and is owned of record by the Selling Stockholder. To the best of such counsel’s knowledge, and except as disclosed in the Base Prospectus, there are no security interests, claims, liens or encumbrances against the Stock.

(iii) There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock pursuant to the Company’s Articles of Incorporation or Bylaws or any agreement or other instrument known to such counsel.

(iv) The statements made in the Base Prospectus under the caption “Description of Capital Stock,” insofar as they purport to constitute summaries of the terms of the Common Stock (including the Stock), constitute accurate summaries of the terms of such Common Stock in all material respects; and our opinion filed as Exhibit 5.1 to the Registration Statement is confirmed, and the Underwriters may rely upon such opinion as if it were addressed to them.

(v) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

(vi) Neither the consummation of the transactions contemplated by the Underwriting Agreement nor the fulfillment of the terms thereof will conflict with, result in a breach or violation of, or constitute a default under: (1) any Nevada law, (2) the Articles of Incorporation or Bylaws of the Company, (3) the articles of incorporation or organization, bylaws, operating agreements and limited partnership certificates or agreements, as the case may be, of any of the Nevada Subsidiaries or (4) any judgment, order or decree known to such counsel to be applicable to the Company or any of the Nevada Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator of the State of Nevada having jurisdiction over the Company of the Nevada Subsidiaries.

(vii)	The information contained in the Base Prospectus under the caption

“Risk Factors—Our articles of incorporation and our bylaws contain provisions that may discourage a takeover attempt. Nevada law also imposes, and other jurisdictions may impose, barriers to acquiring a controlling interest in our shares,”

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And

The information contained in Exhibit 99.1 to the Company’s Form 10-K for the year ended December 31, 2005 under the caption “Governmental Gaming Regulations,”

to the extent that such information constitutes matters of Nevada law or legal conclusions thereunder, has been reviewed by such counsel and fairly summarizes the matters therein described in all material respects.

(viii) Other than those arising under state securities laws, no authorization, approval, consent or order of any Nevada court or governmental authority or agency (including the Nevada Gaming Commission, the Nevada State Gaming Control Board and the Clark County Liquor and Gaming Licensing Board and any other gaming or similar governmental or regulatory authority of the State of Nevada or any political subdivision thereof) is required in connection with the offering, issuance or sale of the Stock to the Underwriters, except such as have been obtained and are in full force and effect at the Closing Date.

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EXHIBIT D

OPINION OF MISSISSIPPI COUNSEL

(i) Boyd Tunica, Inc. has been duly organized and is validly existing and in good standing under the laws of the State of Mississippi, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus;

(ii) all outstanding shares of capital stock of Boyd Tunica, Inc. are owned by the Company, either directly or through wholly-owned subsidiaries;

(iii) neither the consummation of the transactions contemplated by the Underwriting Agreement nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any law or any judgment, order or decree known to such counsel to be applicable to Boyd Tunica, Inc. of any court, regulatory body, administrative agency, governmental body or arbitrator in the State of Mississippi having jurisdiction over Boyd Tunica, Inc.;

(iv) the information contained in Exhibit 99.1 to the Company’s Form 10-K for the year ended December 31, 2005 under the caption “Governmental Gaming Regulations,” to the extent that such information constitutes matters of Mississippi law or legal conclusions thereunder, has been reviewed by such counsel and fairly summarizes the matters therein described in all material respects; and

(v) other than those arising under state securities laws, no authorization, approval, consent or order of any Mississippi court or the Mississippi Gaming Commission or any other gaming or other governmental or regulatory authority of the State of Mississippi or any other agency department or regulatory body having jurisdiction over gaming in the State of Mississippi is required in connection with the offering, issuance or sale of the Stock to the Underwriters except (i) such as have been obtained and are in full force and effect at such Closing Date.

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EXHIBIT E

OPINION OF INDIANA COUNSEL

(i) each of the Company’s subsidiaries organized under the laws of the State of Indiana (the “Indiana Subsidiaries”) has been duly incorporated, if a corporation, or duly organized, if a limited liability company, and is validly existing and in good standing under the laws of the State of Indiana with full corporate or limited liability company (as the case may be) power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business under the laws of Indiana;

(ii) all outstanding shares of capital stock of the corporate Indiana Subsidiaries and all outstanding ownership units of the limited liability company Indiana Subsidiaries are owned by the Company, either directly or through wholly-owned subsidiaries;

(iii) the consummation of the transactions contemplated by the Underwriting Agreement nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any statutes, laws or applicable regulations of the State of Indiana governing riverboat casino gambling or the charter or bylaws of the corporate Indiana Subsidiaries or the charter or operating agreement of the limited liability company Indiana Subsidiaries or any judgment, order or decree known to such counsel to be applicable to the Indiana Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Indiana Subsidiaries;

(iv) the information contained in Exhibit 99.1 to the Company’s Form 10-K for the year ended December 31, 2005 under the caption “Governmental Gaming Regulations,” to the extent that such information constitutes matters of Indiana law or legal conclusions thereunder, has been reviewed by such counsel and fairly summarizes the matters therein described in all material respects; and

(v) other than those arising under state securities laws, no authorization, approval, consent or order of any Indiana court or governmental authority or agency (including the Indiana Gaming Commission and any other gaming or similar governmental or regulatory authority of the State of Indiana or any political subdivision thereof) is required in connection with the offering, issuance or sale of the Stock to the Underwriters, except such as have been obtained and are in full force and effect at such Closing Date.

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EXHIBIT F

OPINION OF LOUISIANA COUNSEL

(i) each of the Company’s subsidiaries organized under the laws of the State of Louisiana (the “Louisiana Subsidiaries”) has been duly organized and, according to certificates issued by the Louisiana Secretary of State, is validly existing and in good standing under the laws of the State of Louisiana, with full power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business in Louisiana;

(ii) all outstanding shares of capital stock of the corporate Louisiana Subsidiaries and all membership interests of the limited liability company Louisiana Subsidiaries are owned by the Company, either directly or through wholly-owned subsidiaries, free and clear of any perfected security interest and, to the knowledge of such counsel, any other security interests, claims, liens or encumbrances;

(iii) the consummation of the transactions contemplated by the Underwriting Agreement nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or bylaws of the corporate Louisiana Subsidiaries or the articles of organization or the operating agreements of the limited liability company Louisiana Subsidiaries or any judgment, order or decree known to such counsel to be applicable to the Louisiana Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Louisiana Subsidiaries;

(iv) the information contained in Exhibit 99.1 to the Company’s Form 10-K for the year ended December 31, 2005 under the caption “Governmental Gaming Regulations,” to the extent that such information constitutes matters of Louisiana law or legal conclusions thereunder, has been reviewed by such counsel and fairly summarizes the matters therein described in all material respects; and

(v) other than those arising under securities laws, no authorization, approval, consent or order of any Louisiana court or governmental authority or agency (including the Louisiana Gaming Control Board and any other gaming or similar governmental or regulatory authority of the State of Louisiana or any political subdivision thereof) is required in connection with the offering, issuance or sale of the Stock to the Underwriters except such as have been obtained and are in full force and effect at such Closing Date.

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EXHIBIT G

OPINION OF ILLINOIS COUNSEL

(i) each of the Company’s subsidiaries organized under the laws of the State of Illinois (the “Illinois Subsidiaries”) has been duly organized and is validly existing in good standing under the laws of the State of Illinois, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business under the laws of Illinois;

(ii) all outstanding shares of capital stock of the Illinois Subsidiaries are owned by the Company, either directly or through wholly-owned subsidiaries, free and clear of any perfected security interest and, to the knowledge of such counsel, any other security interests, claims, liens or encumbrances;

(iii) neither the consummation of the transactions contemplated by the Underwriting Agreement nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any statutes, laws and applicable regulations of the State of Illinois governing riverboat casino gambling or the charter or bylaws of the Illinois Subsidiaries or any judgment, order or decree known to such counsel to be applicable to the Illinois Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Illinois Subsidiaries or gaming regulatory matters;

(iv) the information contained in Exhibit 99.1 to the Company’s Form 10-K for the year ended December 31, 2005 under the caption “Governmental Gaming Regulations,” to the extent that such information constitutes matters of Illinois law or legal conclusions thereunder, has been reviewed by such counsel and fairly summarizes the matters therein described in all material respects; and

(v) other than those arising under state securities laws, no authorization, approval, consent or order of any Illinois court or governmental authority or agency (including the Illinois Gaming Board and any other gaming or similar governmental or regulatory authority of the State of Illinois or any political subdivision thereof) is required in connection with the offering, issuance or sale of the Stock to the Underwriters except such as have been obtained and are in full force and effect at such Closing Date.

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EXHIBIT H

OPINION OF NEW JERSEY COUNSEL

(i) each of (a) the Company’s subsidiaries organized under the State of New Jersey (the “New Jersey Subsidiaries”), (b) Marina District Development Company, LLC and (c) Marina District Development Holding Co., LLC, has been duly organized and is validly existing and in good standing under the laws of the State of New Jersey, with full corporate or limited liability company power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business under the laws of New Jersey;

(ii) all outstanding shares of capital stock of the New Jersey Subsidiaries are owned by the Company, either directly or through wholly-owned subsidiaries, free and clear of any perfected security interest and, to the knowledge of such counsel, any other security interests, claims, liens or encumbrances;

(iii) neither the consummation of the transactions contemplated by the Underwriting Agreement nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or bylaws of the New Jersey Subsidiaries or any judgment, order or decree known to such counsel to be applicable to the New Jersey Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the New Jersey Subsidiaries;

(iv) the information contained in Exhibit 99.1 to the Company’s Form 10-K for the year ended December 31, 2005 under the caption “Governmental Gaming Regulations,” to the extent that such information constitutes matters of New Jersey law or legal conclusions thereunder, has been reviewed by such counsel and fairly summarizes the matters therein described in all material respects; and

(v) other than those arising under state securities laws, no authorization, approval, consent or order of any New Jersey court or governmental authority or agency (including the New Jersey Casino Control Commission and any other gaming or similar governmental or regulatory authority of the State of New Jersey or any political subdivision thereof) is required in connection with the offering, issuance or sale of the Stock to the Underwriters except such as have been obtained and are in full force and effect at such Closing Date.

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EXHIBIT I

FORM OF OPINION OF GIBSON DUNN & CRUTCHER LLP

(i) The execution, delivery and performance of the Agreement, the Escrow Agreement, the Power of Attorney and Custody Agreement, the Collateral Substitution Agreement, the Stock Purchase Agreement and the Unit Purchase Agreement (the “Transaction Documents”) by the Selling Stockholder do not (i) result in a breach or violation of any agreement set forth on Schedule A hereto which the Selling Stockholder has identified to us as being material, (ii) violate any law or regulation of the State of New York or the United States of America applicable to the Selling Stockholder that, in our opinion, is generally applicable to transaction in the nature of those contemplated in the Transaction Documents (other than federal and state securities laws, as to which we express no opinion in this paragraph 1), or (iii) result in a breach or violation of any order as set forth on Schedule B hereto which the Selling Stockholder has identified to us as being every material order binding on the Selling Stockholder or any of his property or assets issued by any court or governmental agency.

(ii) Except for such consents, approvals or filings as may be required under the Securities Act, the Exchange Act and applicable state securities laws in connection with the purchase and sale of the Stock by the Underwriters or as already have been made or obtained, no consent, approval of, or filing with, any court or governmental authority or regulatory body of the State of New York or the United States of America under any law or regulation currently in effect in the State of New York or the United States of America applicable to the Selling Stockholder is required for the execution, delivery and performance of the Transaction Documents by the Selling Stockholder.

(iii) The Agreement has been duly and validly executed and delivered by the Selling Stockholder.

(iv) Each of the Escrow Agreement, the Power of Attorney and Custody Agreement, the Collateral Substitution Agreement, the Stock Purchase Agreement and the Unit Purchase Agreement has been duly executed and delivered by the Selling Stockholder and constitutes a legal, valid and binding agreement of the Selling Stockholder, enforceable against the Selling Stockholder in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and (ii) general equitable principles (whether considered in a proceeding in equity or at law).

(v) Upon delivery to the Underwriters in the State of California of certificates representing the Stock described in and in accordance with the provisions of the Agreement, endorsed to the Underwriters or their nominee by an effective endorsement and payment by the Underwriters in accordance with the provisions of the Agreement, and assuming that the Underwriters do not have notice of any adverse claim (within the meaning of Section 8-105 of the Uniform Commercial Code of the State of California) to such Stock, the Underwriters will acquire the Stock free of any adverse claim.

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In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the federal laws of the United States of America and the laws of the State of New York.

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